 Exhibit 99.1

1600 West Merit Parkway • South Jordan, UT  84095
Telephone:  801-253-1600 • Fax:  801-253-1688
PRESSRELEASE
____________________________________________________________________________

FOR IMMEDIATE RELEASE

Date:	March 5, 2015
Contact:	Anne-Marie Wright, Vice President, Corporate Communications
Phone:	(801) 208-4167 e-mail: awright@merit.com Fax: (801) 253-1688

Merit Medical Details Three-Year Plan to Accelerate Profitable Growth

Company Holds First Investor Day
Projects Revenues to Approach $635 Million in FY2017
Expects Improvement in Non-GAAP Net Income of over 50% by 2017
Foresees Improvement in Non-GAAP Gross Margin of up to 240 Basis Points
Anticipates Improvement in GAAP Net Income of over 85% by 2017
SOUTH JORDAN, Utah, March 5, 2015 (GLOBE NEWSWIRE) -- Merit Medical Systems, Inc. (Nasdaq:MMSI) Chairman and Chief Executive Officer Fred P. Lampropoulos and other company leaders will detail Merit's three-year strategic growth plan today at its first Investor Day, hosted at the company's headquarters in South Jordan, Utah.
"We look forward to discussing the details of our three-year plan this morning," Lampropoulos said. "We believe the overview will present a clear vision of our goals for overall improvement in every aspect of our company. Business growth does not always fit nicely into calendar years and often bridges consecutive years, such as our expansion in Mexico and U.S. plant consolidation. Also, many of our R&D activities now require several years of development due to testing requirements and government submissions and protocols. Our presentation today is intended to explain our plan for operational efficiency and new projects we believe will substantially impact our company. We thank those who will attend the event in Utah today and the many who will be listening to our webcast."
In Merit's three-year business plan, the company has established the following key financial goals:

NON-GAAP	2014	2015	2016	2017
Sales	$510M	$535-$545M	$580-$590M	$625-$635M
Gross Margin	46.4%	46.5-47.5%	47.0-48.0%	47.8-48.8%
Income from Operations	11.1%	10.9-11.9%	11.5-12.5%	12.4-13.4%
EPS	$0.78	$0.85-$0.89	$0.95-$1.01	$1.10-$1.18
EBITDA	$78.1M	$84-$88M	$90-$96M	$98-$106M
Free Cash Flow	$19M	$20-$25M	$30-$35M	$35-40M

WEBCAST
Merit management will discuss Merit's three-year business plan in more detail today, (Thursday, March 5, 2015) at 11:00 a.m. Eastern (10:00 a.m. Central, 9:00 a.m. Mountain, and 8:00 a.m. Pacific). A live webcast of management's presentation, including slides, will be accessible at www.merit.com and will be archived on Merit's website on the Investors page.

ABOUT MERIT
Founded in 1987, Merit Medical Systems, Inc. is engaged in the development, manufacture and distribution of proprietary disposable medical devices used in interventional and diagnostic procedures, particularly in cardiology, radiology and endoscopy. Merit serves client hospitals worldwide with a domestic and international sales force totaling approximately 200 individuals. Merit employs approximately 3,100 people worldwide, with facilities in South Jordan, Utah; Pearland, Texas, Richmond, Virginia; Malvern, Pennsylvania; Maastricht and Venlo, The Netherlands; Paris, France; Galway, Ireland; Beijing, China; and Rockland, Massachusetts.
This press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this release, other than statements of historical fact, are "forward-looking statements", including any projections of earnings, revenues or other financial items, any statements regarding Merit's plans and objectives for future operations, any statements concerning proposed new products, any statements regarding the integration, development or commercialization of Merit's business or any assets acquired or to be acquired from other parties, any statements regarding future economic conditions or performance, and any statements of assumptions underlying any of the foregoing. All forward-looking statements, including financial projections, included in this release are made as of the date hereof and are based on information available to Merit as of such date. Merit assumes no obligation to update or disclose revisions to any forward-looking statement. In some cases, forward-looking statements can be identified by the use of terminology such as "may," "will," "likely," "expects," "plans," "anticipates," "intends," "believes," "estimates," "projects," "forecast," "potential," "plan" or "continue," or the negative thereof or other comparable terminology. Forward-looking statements are based on Merit's current beliefs, expectations and assumptions regarding Merit's business, domestic and global economies, regulatory and competitive environments and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstance that are difficult to predict. There can be no assurance that such beliefs, expectations or assumptions or any of the forward-looking statements will prove to be correct, and actual results will likely differ, and could differ materially, from those projected or assumed in the forward-looking statements. Merit's future financial and operating results and condition, as well as any forward-looking statements, are subject to inherent risks and uncertainties, including risks relating to possible infringement of Merit's technology or the assertion that Merit's technology infringes the rights of other parties; product recalls and product liability claims; potential restrictions on Merit's liquidity or Merit's ability to operate its business by its current debt agreements; potentially significant adverse changes in, or Merit's failure to comply with, governing regulations; international economic conditions affecting Merit's business and operating results; greater governmental scrutiny and increasing regulation of the medical device industry; termination or interruption of relationships with Merit's suppliers or failure of such suppliers to perform; expenditures relating to research, development, testing and regulatory approval or clearance of Merit's products and the risk that such products may not be developed successfully or approved for commercial use; laws targeting fraud and abuse in the healthcare industry; the potential imposition of fines, penalties, or other adverse consequences if Merit's employees or agents violate the U.S. Foreign Corrupt Practices Act or other laws or regulations; healthcare reform legislation affecting Merit's business, operations or financial condition; modification or limitation of governmental or private insurance reimbursement policies; fluctuations in foreign currency exchange rates; increases in the prices of commodity components or loss of supply; Merit's potential inability to successfully manage growth through acquisitions, including the inability to commercialize technology acquired through completed, proposed, or future acquisitions; Merit's need to generate sufficient cash flow to fund its debt obligations, capital expenditures, and ongoing operations; concentration of Merit's revenues among a few products and procedures; development of new products and technology that could render Merit's existing products obsolete; volatility in the market price of Merit's common stock; disruption of critical information systems or material breaches in the security of Merit's systems; changes in key personnel; fluctuations in Merit's effective tax rate; work stoppage or transportation risks; failures to comply with applicable environmental laws; disruption of Merit's manufacturing operations, including as a result of severe weather conditions or natural disasters; and other factors referenced in Merit's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the Year Ended December 31, 2014. All forward-looking statements attributable to Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.
The financial projections set forth in this release are based on a number of assumptions, estimates and forecasts. The inaccuracy of any one of those assumptions, estimates or forecasts could materially impact Merit's actual financial results. Inevitably, some of those assumptions, estimates or forecasts will not occur and unanticipated events and circumstances will occur subsequent to the date of this presentation. In addition to changes in the underlying assumptions, Merit's future performance is subject to a number of risks and uncertainties, known and unknown, with respect to its existing and proposed business, and other factors that may cause Merit's actual results or performance to be materially different from any predicted or implied. Merit's future performance is dependent upon these significant estimates and the existence or absence of circumstances that have not yet occurred and which may not occur or which may have different consequences than those now assumed or anticipated. Although Merit has attempted to identify important assumptions in the financial projections, there may be other factors that could materially affect Merit's actual financial performance, and no assurance can be given that all material factors have been considered in the preparation of the financial projections. Accordingly, readers should not place undue reliance on such projections. Future operating results are, in fact, impossible to predict.

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